UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21582
                                                    ------------------------
             Madison / Claymore Covered Call & Equity Strategy Fund
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
             Madison / Claymore Covered Call & Equity Strategy Fund
                            2455 Corporate West Drive
                                 Lisle, IL 60532
           ----------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                          --------------------
                      Date of fiscal year end: December 31
                                              ------------------
                   Date of reporting period: December 31, 2008
                                            ------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:



    ANNUAL REPORT                                         MADISON/CLAYMORE | MCN
December 31, 2008                      COVERED CALL & EQUITY STRATEGY FUND |

                                     [PHOTO]

Logo: MADISON INVESTMENT ADVISORS

                                                              Logo: CLAYMORE(SM)

                                                     WWW.MADISONCLAYMORE.COM/MCN
                                                    ... YOUR ROAD TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                            MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

                               MCN     Madison/Claymore
                             LISTED    Covered Call &
                              NYSE     Equity Strategy
                                       Fund

Logo: MADISON INVESTMENT ADVISORS

                                                              Logo: CLAYMORE(SM)

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.MADISONCLAYMORE.COM/MCN, you will find:

o     Daily, weekly and monthly data on share prices, distributions and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases and special notices

o     Fund and adviser contact information

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dear SHAREHOLDER |

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended December 31, 2008. This has been an extraordinarily difficult time for most investors, and we are disappointed to report that the Fund's return was negative for the period.

Madison Asset Management, LLC ("MAM"), a wholly-owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), is the Fund's investment manager. Founded in 1974, Madison is an independently owned firm that, with its affiliates, manages more than $7 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets. Claymore Advisors, LLC is the investment adviser to the Fund.

The Fund's Board of Trustees recently approved a revision to the Fund's previously effective non-fundamental investment policy that the Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The revision to the previously effective non-fundamental investment policy authorizes the Fund to invest an unlimited amount of its uninvested cash in shares of money market funds in accordance with Rule 12d1-1 under the Investment Company Act of 1940. It is expected that the revised non-fundamental investment policy will provide the Fund with additional flexibility in managing its cash balances.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund's portfolio. Pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large-capitalization issuers that meet the Fund's selection criteria.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2008, the Fund provided a total return based on market price of -38.12% and a total return of -34.53% based on NAV. As of December 31, 2008, the Fund's market price of $6.21 represented a discount of 18.72% to NAV of $7.64. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide

                                           Annual Report | December 31, 2008 | 3

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | DEAR SHAREHOLDER continued

an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 25 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

During 2008 the Fund paid quarterly dividends of $0.33 on February 29 and May 30, $0.28 on August 29, and $0.24 on November 28. The latest quarterly dividend represents an annualized distribution rate of 15.46%, based on the Fund's closing market price of $6.21 on December 31, 2008. However, there is no guarantee that this level of distribution will be maintained.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about MAM's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/mcn.

Sincerely,

/s/ J. Thomas Futrell
-------------------------------
J. Thomas Futrell
Madison/Claymore Covered Call & Equity Strategy Fund

4 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

QUESTIONS & ANSWERS |

We at Madison Asset Management, LLC are pleased to address the progress of our Fund, the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund" or "MCN") for the period ending December 31, 2008. Introduced in July of 2004, the Fund continues to pursue its objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at a reasonable price with respect to their long-term earnings growth rates. Our option-writing strategy seeks to provide a consistent income from option premiums, which we expect to help achieve our goal of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $7 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets.

This past year has been an extremely trying one for virtually all equity portfolios and the Fund has been no exception. While we have always looked to invest in the equity securities of what we believe to be high-quality companies, the stock market was indiscriminate in its downslide in 2008 and, although option income was a positive contributor, we could not maintain the Fund's net asset value ("NAV") in the past year's environment as it was overshadowed by the negative equity markets. That said, we should recognize that we invest for the future and cannot change the past, and we see some encouraging signs for the Fund. First of all, the potential to generate income from covered call option writing in 2009 looks as bright now as any time in the Fund's history, and we like the valuations we are obtaining for the Fund's underlying securities. We have confidence that the historic, massive interventions in the economy by the U.S. federal government will eventually gain traction and we should see better investment returns in 2009 than in 2008.

--------------------------------------------------------------------------------
WHAT HAPPENED IN THE MARKET OF 2008?
This 12-month period has already been memorialized as one of the worst calendar years for stocks in history, as the S&P 500 (1) returned -37.0%, its second worst annual loss in its history. Unlike some previous market drops, such as the dot. com crash of 2000-2002, this decline was broad and relatively indiscriminate, affecting all market sectors and capitalization ranges.

Equity indices around the world were negatively impacted in 2008 in the wake of broad economic problems, while a flight to safety concentrated positive returns among the most secure assets, primarily securities issued by the U.S. Treasury. The stock market hit its 2008 peak in January, but it was far from clear at that time that 2008 was going to be as bad as it turned out. At first, it appeared that the credit problems sparked by the subprime loan crisis might be contained, and by May 19, 2008, the market was nipping at new annual highs in the wake of a bailout plan for investment bank Bear Stearns & Co. Inc. However, as the year progressed, the problems that began in the subprime mortgage area bloomed into a full-fledged credit crisis, with the signature event being the collapse of investment bank Lehman Brothers Inc. in September. The credit crisis sent unexpected shock waves into virtually all areas of the global economy, sparking a worldwide economic slowdown and recession. As credit froze, highly leveraged firms began to experience liquidity problems, and many financial and industrial firms with household names found themselves on the brink--or over the brink--of insolvency.

Countering the crisis in the financial sector was a series of significant, even historically unprecedented, interventions by the U.S. federal government. Beginning in January 2008, the Federal Reserve implemented the first of a series of cuts to the target Federal Funds Rate, which by December 2008 had been lowered to a range of 0% to 0.25%, the lowest in modern history. In addition to rate cuts, the U.S. federal government has injected massive stimulus into the financial system in order to provide a solid base from which to repair balance sheets and normalize credit markets. These interventions made headlines throughout the year, including the bailout of Bear Stearns, what amounted to a federal acquisition of mortgage companies Fannie Mae and Freddie Mac, and the Congressional creation of the $700 billion Troubled Asset Relief Program. An additional large stimulus package is expected under the new administration.

----------
Indices are unmanaged and it is not possible to invest directly in an index.

(1) The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                                           Annual Report | December 31, 2008 | 5

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

The S&P 500 hit its 2008 low on November 20 and rallied into the New Year with a 20% rise off the low, but still closed the year 37% lower than it opened. All in all, it was one of the most tumultuous years ever for the U.S. financial system and markets, and the result was widespread fear among investors and considerable uncertainty about the direction of the U.S. economy.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM GIVEN THE MARKETPLACE CONDITIONS DURING 2008?
We are pleased to report that MCN generated sufficient income in 2008 to return $1.18 per share to our shareholders in dividends. We continued to find ample opportunities to write call options at attractive premiums. The Fund's NAV per share decreased $5.38 in 2008 from $13.02 to $7.64, as most of the Fund's stocks participated in the market's decline in value in 2008. MCN's market value per share at year end was $6.21, and the Fund's common shares were trading at an 18.72% discount to NAV at that time.

For 2008, the Fund provided investors with total returns of -34.53% and -38.12% on an NAV and market price basis, respectively, compared to a return of -37.00% for the S&P 500. The Fund's benchmark, the CBOE S&P 500 Buy Write Index (the "BXM"), (2) lost -28.70% in 2008. The Fund's underlying stocks were the main source of the performance gap between the Fund and the BXM. MCN had its largest weighting in the consumer discretionary, financial, and technology sectors, all of which were strongly negative for the period, while the S&P 500's consumer staples and utility sectors, which were unrepresented in the Fund's portfolio, were two of the index's three strongest performers in 2008. Currently, we believe the Fund's portfolio is comprised of high-quality stocks trading at attractive prices based on a number of valuation metrics.

--------------------------------------------------------------------------------
DESCRIBE THE FUND'S PORTFOLIO EQUITY AND OPTION STRUCTURE:
As of December 31, 2008, the Fund held 56 equity securities. Unexpired covered call options had been written against 96% of the Fund's stock holdings as of December 31, 2008. During 2008, the Fund generated total premiums of $50.5 million from its covered call writing activities. It is the strategy of the Fund to write "out-of-the-money" call options; at December 31, the majority of the Fund's options (about 86%) were still out-of-the-money. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) Since the Fund's option positions are primarily out-of-the-money, we believe the Fund is well positioned to participate in the upside should its stock holdings rally.

--------------------------------------------------------------------------------
WHICH SECTORS ARE PREVALENT IN THE FUND?
From a sector perspective, MCN's largest exposure as of December 31, 2008 was to the technology (and technology related) sector, followed by consumer discretionary, financials, health care and energy. The Fund was not invested in the materials, consumer staples and utilities sectors as of December 31, 2008.

--------------------------------------------------------------------------------
DESCRIBE THE FUND'S DIVIDEND HISTORY FOR THE PERIOD:
In 2008, the Fund declared quarterly dividends of $0.33 per share in February and May, $0.28 per share in August and $0.24 per share in November. At the Fund's closing market price of $6.21 per share on December 31, 2008 and at the latest quarterly rate of $0.24, the Fund's dividend yield was 15.46%.

--------------------------------------------------------------------------------
DISCUSS THE FUND'S SECURITY AND OPTION SELECTION PROCESS:
The Fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.

MAM seeks to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio

----------
(2) The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

6 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of-the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

--------------------------------------------------------------------------------
WHAT IS THE MANAGEMENT'S OUTLOOK FOR THE MARKET AND FUND IN 2009?
As we enter 2009, the U.S. economy and most of the world is mired in a severe recession. It is increasingly difficult to find reason for optimism in upcoming economic data. U.S. consumer confidence has fallen to generational lows. Manufacturers are paring back production and employment in anticipation of a prolonged recession. Unemployment rates are rising and are likely to rise further, in our opinion. Credit remains tight and is only available to the most worthy of borrowers.

The process of deleveraging, begun in 2007, will likely continue into 2009 and beyond. The financial sector deleveraging, while well-advanced, has more room to run. Private sector corporate deleveraging will likely be a less troublesome issue, as non-financial corporate balance sheets remain in good shape. The process of consumer deleveraging, we fear, is still in its early stages, and should only be magnified as the unemployment rate rises and the recession deepens.

Despite this, there are bright spots. The monetary and fiscal stimulus brought to bear thus far is staggering and should eventually produce its intended effect. Estimates of the U.S. federal government budget deficit for 2009 could approach $1 trillion. And the $100 decline in the price of a barrel of crude oil could place up to $260 billion back in consumer's pockets - a large stimulus in and of itself. After a gloomy first half, we expect the economy to begin to show signs of life in the second half of 2009.

On the option writing side, the VIX Index (3) spiked as high as 80 in November, resulting in some of the most attractive option premiums since we launched the Fund. Going forward, we believe this higher level of volatility will allow us to earn very attractive option income for the Fund.

----------
(3) Indices are unmanaged and it is not possible to invest directly in an index. The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index and shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."

                                           Annual Report | December 31, 2008 | 7

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
MCN RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concent ration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common share-holders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

Financial Leverage: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions. Please see www.claymore.com/mcn for a more detailed discussion about Fund risks and considerations.

8 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund SUMMARY | AS OF DECEMBER 31, 2008 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $     6.21
Common Share Net Asset Value                                         $     7.64
Premium/(Discount) to NAV                                                -18.72%
Net Assets ($000)                                                    $  147,239
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 7/28/04)                                          MARKET          NAV
--------------------------------------------------------------------------------
One Year                                                     -38.12%     -34.53%
Three Year - average annual                                  -16.82%     -11.46%
Since Inception - average annual                              -9.82%      -5.02%
--------------------------------------------------------------------------------

                                                                 % OF LONG TERM
SECTOR BREAKDOWN                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                     22.0%
Financials                                                                 19.2%
Technology                                                                 17.1%
Health Care                                                                14.8%
Energy                                                                      8.8%
Exchange-Traded Funds                                                       6.0%
Consumer Services                                                           5.0%
Software                                                                    3.7%
Industrial                                                                  1.6%
Computers                                                                   1.6%
Insurance                                                                   0.2%
--------------------------------------------------------------------------------

                                                                  % OF LONG-TERM
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           4.1%
Kohl's Corp.                                                                3.4%
Powershares QQQ                                                             3.4%
Cisco Systems, Inc.                                                         3.4%
Bed Bath & Beyond, Inc.                                                     3.3%
UnitedHealth Group, Inc.                                                    3.1%
Capital One Financial Corp.                                                 2.9%
Apache Corp.                                                                2.9%
Pfizer, Inc.                                                                2.8%
Lowe's Cos., Inc.                                                           2.6%
--------------------------------------------------------------------------------

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                 Share Price   NAV
                         12/31/07  $ 11.41  $ 13.02
                                     11.48    12.86
                                     11.63    12.76
                                     11.29    12.48
                                     11.17    12.5
                                     11.1     12.27
                                     11.09    12.39
                                     11.15    12.56
                                     11.12    12.4
                                     11.18    12.54
                                     11.05    12.27
                                     11.04    12.33
                                     10.86    12.09
                                     10.64    12.12
                                     10.68    12.25
                                     11.05    12.6
                                     11.23    12.68
                                     11.18    12.5
                                     11.39    12.71
                                     11.53    12.78
                                     11.82    12.75
                                     12.03    12.92
                                     12.32    13.13
                                     12.11    12.98
                                     11.92    12.68
                                     11.8     12.59
                                     11.75    12.69
                                     11.8     12.62
                                     11.97    12.68
                                     12.17    12.69
                                     11.77    12.46
                                     11.27    12.29
                                     11.22    12.28
                                     11.25    12.28
                                     11.34    12.35
                                     11.13    12.24
                                     11.2     12.32
                                     11.3     12.48
                                     11.45    12.58
                                     11.4     12.63
                                     11.46    12.44
                                     11.21    12.15
                                     11.25    12.12
                                     11.35    12.11
                                     11.25    12.14
                                     11       11.83
                                     10.7     11.79
                                     10.59    11.58
                                     10.71    11.9
                                     10.8     11.82
                                     10.79    11.88
                                     10.55    11.64
                                     10.15    11.44
                                     10.53    11.96
                                     10.33    11.76
                                     10.55    12.06
                                     10.72    12.28
                                     10.78    12.26
                                     10.84    12.11
                                     10.77    11.95
                                     10.56    11.83
                                     10.62    11.93
                                     10.91    12.34
                                     11.02    12.35
                                     10.9     12.33
                                     10.92    12.33
                                     10.91    12.31
                                     10.98    12.25
                                     10.91    12.1
                                     10.98    12.19
                                     10.73    12
                                     10.62    11.93
                                     10.47    11.99
                                     10.78    12.18
                                     10.83    12.23
                                     10.97    12.45
                                     10.95    12.43
                                     10.96    12.32
                                     11       12.36
                                     11.02    12.5
                                     11.1     12.6
                                     11.19    12.61
                                     11.2     12.61
                                     11.16    12.54
                                     11.39    12.77
                                     11.54    12.78
                                     11.44    12.65
                                     11.5     12.7
                                     11.38    12.53
                                     11.44    12.5
                                     11.39    12.45
                                     11.52    12.6
                                     11.19    12.24
                                     11.19    12.31
                                     11.18    12.43
                                     11.25    12.4
                                     11.16    12.37
                                     11.1     12.26
                                     10.93    12.1
                                     10.92    12.18
                                     10.91    12.06
                                     10.91    12.17
                                     11       12.21
                                     11.09    12.34
                                     11.17    12.35
                                     11.12    12.25
                                     11.09    12.26
                                     11.19    12.28
                                     11.32    12.38
                                     11.1     12.05
                                     11.02    11.97
                                     10.88    11.98
                                     10.69    11.72
                                     10.69    11.79
                                     10.85    11.99
                                     10.94    12.04
                                     10.8     11.92
                                     10.71    11.81
                                     10.76    11.88
                                     10.54    11.65
                                     10.49    11.5
                                     10.37    11.53
                                     10.41    11.64
                          6/30/08    10.15    11.34
                                     10.1     11.26
                                     10       11.16
                                     9.96     11.22
                                     9.91     11.06
                                     9.89     11.08
                                     9.66     11.01
                                     9.98     11.28
                                     9.98     10.96
                                     9.69     10.88
                                     9.45     10.75
                                     9.35     10.55
                                     9.1      10.51
                                     9.34     11.04
                                     9.67     11.29
                                     9.82     11.27
                                     9.82     11.2
                                     9.89     11.46
                                     10.05    11.59
                                     9.97     11.24
                                     9.91     11.26
                                     9.81     11.01
                                     10.02    11.3
                                     10.14    11.32
                                     9.81     11.28
                                     9.87     11.24
                                     9.81     11.19
                                     9.96     11.53
                                     10.01    11.59
                                     9.9      11.41
                                     10.16    11.71
                                     10.27    11.87
                                     10.31    11.72
                                     10.09    11.36
                                     9.98     11.49
                                     9.99     11.58
                                     9.95     11.43
                                     9.9      11.29
                                     9.84     11.32
                                     9.9      11.32
                                     10       11.47
                                     9.84     11.29
                                     9.89     11.36
                                     9.97     11.45
                                     10.12    11.6
                                     10       11.51
                                     10.17    11.5
                                     10.06    11.54
                                     9.92     11.28
                                     9.93     11.36
                                     10.12    11.59
                                     9.96     11.19
                                     9.83     11.26
                                     9.71     11.34
                                     9.63     11.34
                                     9.22     10.92
                                     9        11.12
                                     8.55     10.58
                                     8.52     11.11
                                     9.17     11.57
                                     9.17     11.06
                                     9.01     10.94
                                     8.98     10.91
                                     9.02     11.14
                                     8.81     11.17
                                     8.09     10.05
                                     8.39     10.74
                                     8.58     10.67
                                     8.4      10.21
                                     8.45     9.96
                                     7.4      9.51
                                     6.69     8.85
                                     6.28     8.71
                                     6.02     8.01
                                     5.72     7.91
                                     6.57     8.92
                                     6.96     8.94
                                     6.36     8
                                     6.53     8.33
                                     6.9      8.35
                                     7.12     8.69
                                     7.1      8.48
                                     6.8      7.97
                                     6.59     7.87
                                     6.4      7.6
                                     6.4      7.32
                                     6.72     8.16
                                     6.85     8.11
                                     6.91     8.32
                                     7.01     8.53
                                     7.21     8.51
                                     7.29     8.82
                                     7.04     8.35
                                     6.6      7.92
                                     6.7      8.08
                                     6.65     7.88
                                     6.45     7.68
                                     5.96     6.95
                                     5.95     7.48
                                     5.95     7.07
                                     5.53     6.86
                                     5.43     6.85
                                     5        6.25
                                     4.62     5.7
                                     5        6.06
                                     5.05     6.79
                                     5.1      6.86
                                     5.3      7.25
                                     5.67     7.29
                                     5.37     6.47
                                     5.27     6.81
                                     5.39     7.1
                                     5.39     6.91
                                     5.45     7.23
                                     5.77     7.58
                                     5.69     7.44
                                     5.79     7.57
                                     5.75     7.28
                                     5.6      7.33
                                     5.55     7.17
                                     5.75     7.61
                                     5.67     7.6
                                     5.66     7.5
                                     5.73     7.58
                                     5.75     7.37
                                     5.7      7.3
                                     5.73     7.35
                                     5.78     7.38
                                     5.8      7.34
                                     5.95     7.54
                         12/31/08    6.21     7.64

QUARTERLY DIVIDENDS PER SHARE
--------------------------------------------------------------------------------

                                   [BAR CHART]

 2/08                                                                     $ 0.33
 5/08                                                                       0.33
 8/08                                                                       0.28
11/08                                                                       0.24

PORTFOLIO COMPOSITION (% of Total Investments)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Long-Term Investments                                                      96.8%
Short-Term Investments                                                      3.2%

                                           Annual Report | December 31, 2008 | 9

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2008

NUMBER
OF SHARES     DESCRIPTION                                                               VALUE
----------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS 117.6%
                COMMON STOCKS (A) 110.5%
                COMPUTERS 1.8%
      265,800   Dell, Inc. (b)                                                   $  2,721,792
----------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY 25.9%
      400,000   American Eagle Outfitters, Inc.                                     3,744,000
      226,000   Bed Bath & Beyond, Inc. (b)                                         5,744,920
      110,000   Best Buy Co., Inc.                                                  3,092,100
      170,000   Coach, Inc. (b)                                                     3,530,900
      140,000   Home Depot, Inc.                                                    3,222,800
      165,000   Kohl's Corp. (b)                                                    5,973,000
      210,000   Lowe's Cos., Inc.                                                   4,519,200
      230,000   Starbucks Corp. (b)                                                 2,175,800
      125,000   Target Corp.                                                        4,316,250
      232,000   Williams-Sonoma, Inc.                                               1,823,520
----------------------------------------------------------------------------------------------
                                                                                   38,142,490
----------------------------------------------------------------------------------------------
                CONSUMER SERVICES 5.9%
      263,400   eBay, Inc. (b)                                                      3,677,064
      100,000   Garmin, Ltd. (Cayman Islands)                                       1,917,000
      130,000   Intuit, Inc. (b)                                                    3,092,700
----------------------------------------------------------------------------------------------
                                                                                    8,686,764
----------------------------------------------------------------------------------------------
                ENERGY 10.4%
       68,000   Apache Corp.                                                        5,068,040
       52,000   Schlumberger, Ltd. (Netherlands Antilles)                           2,201,160
       38,000   Transocean, Ltd. (Switzerland) (b)                                  1,795,500
       50,000   Unit Corp. (b)                                                      1,336,000
       70,000   Valero Energy Corp.                                                 1,514,800
       96,000   XTO Energy, Inc.                                                    3,385,920
----------------------------------------------------------------------------------------------
                                                                                   15,301,420
----------------------------------------------------------------------------------------------
                FINANCIALS 22.6%
       60,000   Affiliated Managers Group, Inc. (b)                                 2,515,200
      160,000   American Express Co.                                                2,968,000
       58,304   Bank of America Corp.                                                 820,920
      160,000   Capital One Financial Corp.                                         5,102,400
      170,000   Citigroup, Inc.                                                     1,140,700
      260,000   Marshall & Ilsley Corp.                                             3,546,400
      171,000   Merrill Lynch & Co., Inc                                            1,990,440
      150,000   Morgan Stanley                                                      2,406,000
       90,000   State Street Corp.                                                  3,539,700
      255,000   Synovus Financial Corp.                                             2,116,500
      240,000   Wells Fargo & Co.                                                   7,075,200
----------------------------------------------------------------------------------------------
                                                                                   33,221,460
----------------------------------------------------------------------------------------------

NUMBER
OF SHARES     DESCRIPTION                                                               VALUE
----------------------------------------------------------------------------------------------
                HEALTH CARE 17.4%
       91,000   Biogen Idec, Inc. (b)                                            $  4,334,330
      100,000   Community Health Systems, Inc. (b)                                  1,458,000
      310,000   Mylan, Inc. (b)                                                     3,065,900
      270,000   Pfizer, Inc.                                                        4,781,700
      200,000   UnitedHealth Group, Inc.                                            5,320,000
       70,000   Varian Medical Systems, Inc. (b)                                    2,452,800
       50,000   Waters Corp. (b)                                                    1,832,500
       57,500   Zimmer Holdings, Inc. (b)                                           2,324,150
----------------------------------------------------------------------------------------------
                                                                                   25,569,380
----------------------------------------------------------------------------------------------
                INDUSTRIAL 1.9%
       50,000   United Parcel Services, Inc. - Class B                              2,758,000
----------------------------------------------------------------------------------------------
                INSURANCE 0.2%
      108,800   MGIC Investment Corp.                                                 378,624
----------------------------------------------------------------------------------------------
                SOFTWARE 4.4%
      160,000   Check Point Software Technologies
                (Israel) (b)                                                        3,038,400
      250,000   Symantec Corp. (b)                                                  3,380,000
----------------------------------------------------------------------------------------------
                                                                                    6,418,400
----------------------------------------------------------------------------------------------
                TECHNOLOGY 20.0%
       80,000   Adobe Systems, Inc. (b)                                             1,703,200
      100,000   Altera Corp.                                                        1,671,000
      160,000   Applied Materials, Inc.                                             1,620,800
      361,900   Cisco Systems, Inc. (b)                                             5,898,970
      394,000   EMC Corp. (b)                                                       4,125,180
      600,000   Flextronics International
                Ltd. (Singapore) (b)                                                1,536,000
       10,000   Google, Inc. - Class A (b)                                          3,076,500
      170,000   Microsoft Corp.                                                     3,304,800
      157,300   QLogic Corp. (b)                                                    2,114,112
      164,000   Yahoo!, Inc. (b)                                                    2,000,800
      122,000   Zebra Technologies Corp. - Class A (b)                              2,471,720
                                                                                   29,523,082
----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS - 110.5%
                (Cost $308,608,512)                                               162,721,412
----------------------------------------------------------------------------------------------
                EXCHANGE-TRADED FUND - 7.1%
      200,000   Powershares QQQ                                                     5,948,000
       50,000   SPDR Trust Series 1                                                 4,512,000
----------------------------------------------------------------------------------------------
                (Cost $13,321,468)                                                 10,460,000
----------------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS 117.6%
                (Cost $321,929,980)                                               173,181,412
----------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS 3.9%
                MONEY MARKET FUNDS 2.7%
    4,000,000   AIM Liquid Assets Money Market Fund
                (Cost $4,000,000)                                                   4,000,000
----------------------------------------------------------------------------------------------

See notes to financial statements.

10 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL AMOUNT                                                                        VALUE
----------------------------------------------------------------------------------------------
                U.S. GOVERNMENT 1.2%
$   1,710,000   U.S. Treasury Note (coupon 4.875%,
                maturity 1/31/09)
                (Cost $1,716,082)                                                $  1,716,082
----------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS 3.9%
                (Cost $5,716,082)                                                   5,716,082
----------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS 121.5%
                (Cost $327,646,062)                                               178,897,494
                Other Assets in excess of Liabilities - 2.5%                        3,752,362
                Borrowings - (16.3%)                                              (24,000,000)
                Total Value of Options Written - (7.7%)                           (11,410,428)
----------------------------------------------------------------------------------------------
                NET ASSETS 100.0%                                                $147,239,428
==============================================================================================

(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b)   Non-income producing security.

CONTRACTS
(100 SHARES                                              EXPIRATION    EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (B)                       DATE       PRICE         VALUE
----------------------------------------------------------------------------------------------
          250   Adobe Systems, Inc.                      April 2009  $    25.00  $     29,375
          150   Adobe Systems, Inc.                      April 2009       30.00         4,500
          200   Adobe Systems, Inc.                    January 2010       30.00        33,500
          200   Affiliated Managers Group, Inc.           June 2009       35.00       237,000
          100   Affiliated Managers Group, Inc.           June 2009       45.00        65,500
          300   Affiliated Managers Group, Inc.        January 2010       50.00       216,000
          500   Altera Corp.                              June 2009       17.50        93,750
          500   Altera Corp.                           January 2010       20.00       106,250
          300   American Express Co.                      July 2009       22.50        59,250
          180   American Express Co.                     April 2009       25.00        11,700
        1,120   American Express Co.                   January 2009       30.00         5,600
        1,000   American Eagle Outfitters, Inc.       February 2009       10.00        75,000
          300   American Eagle Outfitters, Inc.         August 2009       10.00        53,250
        1,000   American Eagle Outfitters, Inc.            May 2009       12.50        55,000
          246   American Eagle Outfitters, Inc.        January 2010       12.50        30,750
          500   American Eagle Outfitters, Inc.        January 2009       25.00         2,500
          315   Apache Corp.                              July 2009       80.00       338,625
          365   Apache Corp.                             April 2009       90.00       153,300
          700   Applied Materials, Inc.                  April 2009       11.00        61,250
          500   Applied Materials, Inc.                January 2010       12.50        76,250
          300   Applied Materials, Inc.                January 2010       15.00        26,250
          200   Bank of America Corp.                 February 2009       17.50         9,700
          460   Bed Bath & Beyond, Inc.                    May 2009       25.00       179,400
          300   Bed Bath & Beyond, Inc.                    May 2009       27.50        81,750
          600   Bed Bath & Beyond, Inc.                January 2009       30.00        15,000
          900   Bed Bath & Beyond, Inc.                January 2010       30.00       355,500
          300   Best Buy Co., Inc.                       March 2009       25.00       150,000
          200   Best Buy Co., Inc.                        June 2009       27.50        96,000
          200   Best Buy Co., Inc.                        June 2009       32.50        53,500

CONTRACTS
(100 SHARES                                              EXPIRATION    EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (B)                       DATE       PRICE         VALUE
----------------------------------------------------------------------------------------------
          200   Best Buy Co., Inc.                     January 2010  $    35.00  $     68,000
          200   Biogen Idec, Inc.                        April 2009       45.00       128,000
          110   Biogen Idec, Inc.                      January 2009       50.00         8,800
          400   Biogen Idec, Inc.                      January 2010       50.00       310,000
          200   Biogen Idec, Inc.                         July 2009       55.00        70,000
          500   Capital One Financial Corp.              March 2009       35.00       202,500
          930   Capital One Financial Corp.            January 2009       45.00         4,650
          900   Check Point Software Technologies
                (Israel)                                  July 2009       20.00       189,000
          500   Check Point Software Technologies
                (Israel)                               January 2009       22.50         2,500
          200   Check Point Software Technologies
                (Israel)                                  July 2009       22.50        23,000
          400   Cisco Systems, Inc.                    January 2009       16.00        30,400
          500   Cisco Systems, Inc.                      April 2009       18.00        45,750
          500   Cisco Systems, Inc.                    January 2010       20.00        91,250
          300   Citigroup, Inc.                        January 2009        7.50         8,100
          140   Coach, Inc.                           February 2009       17.50        60,900
          800   Coach, Inc.                                May 2009       20.00       324,000
          260   Coach, Inc.                                May 2009       25.00        50,050
          690   Community Health Systems, Inc.         January 2009       35.00         3,450
          400   Dell, Inc.                             January 2010       12.50        63,000
          400   Dell, Inc.                                 May 2009       13.00        21,600
          400   Dell, Inc.                             January 2010       15.00        37,600
          250   Dell, Inc.                             January 2009       25.00         1,250
        1,000   eBay, Inc.                               April 2009       15.00       129,500
        1,634   eBay, Inc.                               April 2009       17.00       105,393
          500   EMC Corp.                                April 2009       12.00        33,000
          300   EMC Corp.                                 July 2009       12.00        31,050
          600   EMC Corp.                              January 2010       12.50        88,200
          500   EMC Corp.                                 July 2009       13.00        36,250
        1,185   EMC Corp.                              January 2009       17.50         5,925
        2,100   Flextronics International
                Ltd. (Singapore)                       January 2009       10.00        10,500
        1,700   Flextronics International
                Ltd. (Singapore)                       January 2009       12.50         8,500
          350   Garmin, Ltd. (Cayman Islands)            April 2009       20.00        84,000
          450   Garmin, Ltd. (Cayman Islands)          January 2009       50.00         2,250
           50   Google, Inc. - Class A                 January 2009      280.00       158,250
           50   Google, Inc. - Class A                    June 2009      350.00       121,500
          328   Home Depot, Inc.                      February 2009       27.50        10,168
          772   Home Depot, Inc.                           May 2009       27.50       102,290
          743   Intuit, Inc.                             April 2009       25.00       144,885
          357   Intuit, Inc.                           January 2009       27.50         2,678
        1,150   Kohl's Corp.                             April 2009       35.00       672,750
          500   Kohl's Corp.                             April 2009       40.00       180,000
          400   Lowe's Cos., Inc.                      January 2009       22.50        19,000
          365   Lowe's Cos., Inc.                        April 2009       22.50        78,475
          400   Lowe's Cos., Inc.                      January 2009       25.00         3,000
          635   Lowe's Cos., Inc.                      January 2010       25.00       219,075
          500   Marshall & Ilsley Corp.                   June 2009       15.00       101,250

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 11

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | PORTFOLIO OF INVESTMENTS continued

CONTRACTS
(100 SHARES                                              EXPIRATION    EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (B)                       DATE       PRICE         VALUE
----------------------------------------------------------------------------------------------
          640   Marshall & Ilsley Corp.                  March 2009  $    22.50  $      3,200
          486   Marshall & Ilsley Corp.                January 2009       30.00         2,430
          500   Merrill Lynch & Co., Inc.              January 2009       25.00         2,500
          438   MGIC Investment Corp.                  January 2009       10.00         2,190
          400   Microsoft Corp.                           July 2009       21.00        83,200
          500   Microsoft Corp.                           July 2009       23.00        68,500
          800   Microsoft Corp.                          April 2009       27.00        11,600
          300   Morgan Stanley                         January 2009       15.00        48,750
          210   Mylan, Inc.                            January 2010       12.50        39,900
        2,730   Mylan, Inc.                            January 2009       15.00        13,650
          400   Pfizer, Inc.                           January 2009       20.00         2,000
          500   Powershares QQQ                        January 2009       29.00        60,500
        1,500   Powershares QQQ                       February 2009       31.00       149,250
          200   QLogic Corp.                              July 2009       12.50        51,500
          800   QLogic Corp.                           January 2009       15.00         8,000
          573   QLogic Corp.                           January 2010       15.00       104,572
          200   Schlumberger, Ltd. (Netherlands
                Antilles)                                  May 2009       50.00        66,000
          120   Schlumberger, Ltd. (Netherlands
                Antilles)                             February 2009       55.00         5,400
          200   Schlumberger, Ltd. (Netherlands
                Antilles)                              January 2010       60.00        79,000
          500   SPDR Trust Series 1                    January 2009       90.00       122,250
          700   Starbucks Corp.                          April 2009       10.00        73,500
          200   Starbucks Corp.                        January 2009       17.50         1,000
          700   State Street Corp.                         May 2009       50.00       220,500
          200   State Street Corp.                     January 2010       60.00        92,000
          300   Symantec Corp.                           April 2009       15.00        33,000
          300   Symantec Corp.                            July 2009       15.00        47,250
          500   Symantec Corp.                         January 2009       17.50         2,500
          400   Symantec Corp.                           April 2009       17.50        16,000
        2,550   Synovus Financial Corp.               February 2009       10.00        82,875
          800   Target Corp.                             April 2009       37.50       372,000
          350   Target Corp.                           January 2009       40.00        17,150
          180   Transocean, Ltd. (Switzerland)          August 2009       55.00       125,100
          200   Transocean, Ltd. (Switzerland)             May 2009       70.00        32,500
          200   Unit Corp.                                June 2009       25.00       107,000
          300   Unit Corp.                               March 2009       35.00        18,000
        1,300   UnitedHealth Group, Inc.                 March 2009       30.00       178,750
          200   UnitedHealth Group, Inc.                  June 2009       30.00        51,500
          500   UnitedHealth Group, Inc.                 March 2009       31.00        53,750
          500   United Parcel Services, Inc. - Class B   April 2009       55.00       220,000
          200   Valero Energy Corp.                      March 2009       22.50        46,800
          500   Valero Energy Corp.                       June 2009       25.00       126,000
          218   Varian Medical Systems, Inc.           January 2010       40.00        99,190
           50   Varian Medical Systems, Inc.               May 2009       40.00        10,750
          284   Varian Medical Systems, Inc.               May 2009       45.00        25,560
          300   Waters Corp.                               May 2009       45.00        47,250
          200   Waters Corp.                           January 2009       50.00        55,500

CONTRACTS
(100 SHARES                                              EXPIRATION    EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN (B)                       DATE       PRICE         VALUE
----------------------------------------------------------------------------------------------
        2,400   Wells Fargo & Co.                      January 2009  $    30.00  $    432,000
          450   Williams-Sonoma, Inc.                   August 2009       10.00        52,875
          320   Williams-Sonoma, Inc.                 February 2009       10.00         8,000
          560   XTO Energy, Inc.                           May 2009       45.00       130,200
          400   XTO Energy, Inc.                       January 2010       45.00       200,000
          300   Yahoo!, Inc.                              July 2009       15.00        54,000
          400   Yahoo!, Inc.                             April 2009       16.00        37,000
          200   Yahoo!, Inc.                           January 2010       17.50        31,600
          500   Yahoo!, Inc.                           January 2009       25.00         1,500
          400   Zebra Technologies Corp. - Class A         May 2009       20.00       100,000
          200   Zebra Technologies Corp. - Class A      August 2009       20.00        63,000
          200   Zimmer Holdings, Inc.                     June 2009       45.00        57,000
----------------------------------------------------------------------------------------------
                TOTAL VALUE OF CALL OPTIONS WRITTEN
                (Premiums received $16,545,179)                                    11,014,131
----------------------------------------------------------------------------------------------
                PUT OPTIONS WRITTEN
          436   Cisco Systems, Inc.                    January 2009       22.50       271,410
           95   Cisco Systems, Inc.                    January 2009       25.00        82,887
          200   Garmin, Ltd. (Cayman Islands)            April 2009       17.50        42,000
----------------------------------------------------------------------------------------------
                TOTAL VALUE OF PUT OPTIONS WRITTEN
                (Premiums received $167,111)                                          396,297
----------------------------------------------------------------------------------------------
                TOTAL OPTIONS WRITTEN
                (Premiums received $16,712,290)                                  $ 11,410,428
==============================================================================================

(b) Non-income producing security.

See notes to financial statements.

12 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2008

ASSETS
   Investments at value (cost $327,646,062)                                                    $    178,897,494
   Cash                                                                                               3,483,275
   Investments sold receivable                                                                        1,877,977
   Dividends and interest receivable                                                                    176,774
   Other assets                                                                                           4,644
----------------------------------------------------------------------------------------------------------------
     Total assets                                                                                   184,440,164
----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Borrowings                                                                                        24,000,000
   Options written, at value (premiums received of $16,712,290)                                      11,410,428
   Payables:
     Investments purchased                                                                            1,422,486
     Investment advisory fee                                                                             69,872
     Investment management fee                                                                           69,872
     Other affiliates                                                                                    15,255
     Trustees' fees                                                                                       1,237
   Interest due on borrowings                                                                            71,296
   Accrued expenses and other liabilities                                                               140,290
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                               37,200,736
----------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                     $    147,239,428
================================================================================================================

COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares                          $        192,684
     authorized, 19,268,423 shares issued and outstanding
   Additional paid-in capital                                                                       275,590,772
   Accumulated net realized gain on investments and options transactions                             14,902,678
   Accumulated net unrealized depreciation on investments and options transactions                 (143,446,706)
----------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                     $    147,239,428
================================================================================================================
NET ASSET VALUE (based on 19,268,423 common shares outstanding)                                $           7.64
================================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 13

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
   Dividends                                                                   $   3,220,730
   Interest                                                                          253,595
----------------------------------------------------------------------------------------------------------------
     Total income                                                                              $      3,474,325
----------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                                                         1,108,341
   Investment management fee                                                       1,108,341
   Professional fees                                                                 162,678
   Trustees' fees and expenses                                                       141,122
   Printing expenses                                                                  85,117
   Administrative fee                                                                 57,524
   Fund accounting                                                                    55,974
   Custodian fee                                                                      53,597
   NYSE listing fee                                                                   24,508
   Transfer agent fee                                                                 18,624
   Insurance                                                                          16,497
   Line of credit fees                                                                10,183
   Other                                                                              12,926
   Interest expense                                                                  530,176
----------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                   3,385,608
----------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                                               88,717
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
     Investments                                                                                     (5,701,531)
     Options                                                                                         40,617,668
   Net change in unrealized depreciation on:
     Investments                                                                                   (114,511,759)
     Options                                                                                         (1,297,727)
----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and options transactions                         (80,893,349)
----------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $    (80,804,632)
================================================================================================================

See notes to financial statements.

14 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of CHANGES IN NET ASSETS |

                                                                                             FOR THE               FOR THE
                                                                                          YEAR ENDED            YEAR ENDED
                                                                                   DECEMBER 31, 2008     DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income                                                           $          88,717     $       3,319,693
   Net realized gain on investments and options                                           34,916,137            22,084,839
   Net unrealized depreciation on investments and options                               (115,809,486)          (35,228,751)
---------------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                  (80,804,632)           (9,824,219)
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                           (22,736,739)          (25,364,524)
---------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                                                                       -             2,119,016
---------------------------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                                         (103,541,371)          (33,069,727)

NET ASSETS:
   Beginning of period                                                                   250,780,799           283,850,526
---------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income of
     $0 and $0, respectively.)                                                     $     147,239,428     $     250,780,799
===========================================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 15

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Financial HIGHLIGHTS |

                                                                                                                  FOR THE PERIOD
                                                                 FOR THE      FOR THE      FOR THE      FOR THE   JULY 28, 2004*
                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED          THROUGH
                                                                DECEMBER     DECEMBER     DECEMBER     DECEMBER         DECEMBER
                                                                31, 2008     31, 2007     31, 2006     31, 2005         31, 2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    13.02    $   14.84   $    14.74   $    15.14   $        14.33(a)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
Net investment income (loss) (b)                                       -         0.17         0.01        (0.02)           (0.02)
Net realized and unrealized gain (loss) on investments
   and options                                                     (4.20)       (0.67)        1.41         0.94             1.16
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                (4.20)       (0.50)        1.42         0.92             1.14
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS OF NET INVESTMENT INCOME          (1.18)       (1.32)       (1.32)       (1.32)           (0.30)
------------------------------------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                           -            -            -            -            (0.03)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $     7.64    $   13.02   $    14.84   $    14.74   $        15.14
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                   $     6.21    $   11.41   $    15.11   $    14.80   $        14.90
====================================================================================================================================

TOTAL INVESTMENT RETURN (c)
Net asset value                                                   -34.53%       -3.81%       10.22%        6.36%            7.80%
Market value                                                      -38.12%      -16.85%       11.86%        8.49%            1.35%
RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                          $  147,239    $ 250,781   $  283,851   $  278,344   $      280,290
Ratio of expenses to average net assets
Ratios to Average Net Assets applicable to Common Shares:
   Total expenses, excluding interest expense                       1.36%        1.25%        1.28%        1.27%            1.24%(d)
   Total expenses, including interest expense                       1.62%         N/A          N/A          N/A              N/A
   Net investment income, including interest expense                0.04%         N/A          N/A          N/A              N/A
Ratios to Average Managed Assets: (e)
   Total expenses, excluding interest expense                       1.29%        1.25%        1.28%        1.27%            1.24%(d)
   Total expenses, including interest expense                       1.53%         N/A          N/A          N/A              N/A
   Net investment income, including interest expense                0.04%         N/A          N/A          N/A              N/A
Portfolio Turnover                                                    33%         103%          59%         109%              33%
Senior Indebtedness
   Total borrowings outstanding (in thousands)                $   24,000          N/A          N/A          N/A              N/A
   Asset coverage per $1,000 of indebtedness (f)              $    7,135          N/A          N/A          N/A              N/A

*Commencement of investment operations.

(a)   Before deduction of offering expenses charged to capital.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Managed assets are equal to net assets plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

16 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2008

Note 1 - ORGANIZATION:
Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS
Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (I) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No.157,"Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of December 31, 2008 were as follows:

VALUATIONS AT DECEMBER 31, 2008
DESCRIPTION
(VALUE IN $000S)                                SECURITIES   OPTIONS       TOTAL
--------------------------------------------------------------------------------
Assets:
Level 1                                         $  177,181   $     -   $ 177,181
Level 2                                              1,716         -       1,716
Level 3                                                  -         -           -
--------------------------------------------------------------------------------
Total                                           $  178,897   $     -   $ 178,897
================================================================================

                                          Annual Report | December 31, 2008 | 17

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

VALUATIONS AT DECEMBER 31, 2008
DESCRIPTION
(VALUE IN $000S)                                SECURITIES   OPTIONS       TOTAL
--------------------------------------------------------------------------------
Liabilities:
Level 1                                         $        -   $11,410   $  11,410
Level 2                                                  -         -           -
Level 3                                                  -         -           -
--------------------------------------------------------------------------------
Total                                           $        -   $11,410   $  11,410
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the "Investment Manager"), provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets.

18 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily-managed assets of the Fund:

MANAGED ASSETS                                RATE
---------------------------------------------------
First $200,000,000                          0.0275%
Next $300,000,000                           0.0175%
Next $500,000,000                           0.0125%
Over $1,000,000,000                         0.0100%

The Investment Manager receives a fund accounting fee based on the combined net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

NET ASSETS                                    RATE
---------------------------------------------------
First $200,000,000                          0.0275%
Next $300,000,000                           0.0200%
Next $500,000,000                           0.0150%
Over $1,000,000,000                         0.0100%

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers or interested persons of the two aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $22,648,022 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Net realized gains or losses may differ for financial reporting and tax reporting primarily as a result of the deferral of losses relating to wash sale transactions. Information on the components of investments, excluding written options, and net assets as of December 31, 2008 is as follows:

Information on the tax components of investments, excluding written options, and net assets as of December 31, 2008 is as follows:

                                                                                                   UNDISTRIBUTED
      COST OF                                           NET TAX          NET TAX                       LONG-TERM
  INVESTMENTS      GROSS TAX        GROSS TAX        UNREALIZED       UNREALIZED   UNDISTRIBUTED           GAIN/
      FOR TAX     UNREALIZED       UNREALIZED   DEPRECIATION ON     DEPRECIATION        ORDINARY    (ACCUMULATED
     PURPOSES   APPRECIATION     DEPRECIATION       INVESTMENTS   ON DERIVATIVES          INCOME   CAPITAL LOSS)
----------------------------------------------------------------------------------------------------------------
$ 328,084,143   $    817,762   $ (150,004,411)  $  (149,186,649)  $    5,301,862   $  15,340,759   $           -

For the years ended December 31, 2008 and 2007, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                        2008             2007
---------------------------------------------------------------------
Ordinary income                         $ 22,736,739    $  25,023,276
Long-term capital gain                             -          341,248
---------------------------------------------------------------------
                                        $ 22,736,739    $  25,364,524
---------------------------------------------------------------------

The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No.48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. Tax years ended 2005, 2006 and 2007 remain subject to examination by major jurisdictions.

                                          Annual Report | December 31, 2008 | 19

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN:
During the year ended December 31, 2008, the cost of purchases and proceeds from sales of investments, excluding written options with maturity less than one year and short-term investments were $142,922,402 and $75,019,562, respectively.

Transactions in option contracts during the year ended December 31, 2008 were as follows:

                                                  NUMBER OF            PREMIUMS
                                                  CONTRACTS            RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year               58,498        $ 16,774,714
Options written during the year                     176,718          50,451,520
Options expired during the year                     (65,947)        (16,708,734)
Options closed during the year                      (86,199)        (28,668,223)
Options assigned during the year                    (13,945)         (5,136,987)
--------------------------------------------------------------------------------
Options outstanding, end of year                     69,125        $ 16,712,290
--------------------------------------------------------------------------------

Note 6 - CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding. At December 31, 2008, Claymore Securities, Inc., an affiliate of the Fund's Investment Adviser, owned 7,374 shares of the Fund.

Transactions in common shares were as follows:

                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2008   DECEMBER 31, 2007
--------------------------------------------------------------------------------
Beginning Shares                                 19,268,423          19,124,936
Shares issued through dividend reinvestment               -             143,487
--------------------------------------------------------------------------------
Ending Shares                                    19,268,423          19,268,423
--------------------------------------------------------------------------------

Note 7 - SHORT-TERM BORROWINGS:
On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 1.50%. An unused commitment fee of 0.10% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in "Line of credit fees" on the Statement of Operations. As of December 31, 2008, there was $24,000,000 outstanding in connection with the Fund's credit facility. The average daily amount of the borrowings on the credit facility during the period ended December 31, 2008 was $12,058,470 with a related average interest rate of 4.29%. The maximum amount outstanding during the period was $ 29,600,000. The maturity date for the Revolving Credit Agreement is February 28, 2009. If the Fund is unable to renew the revolving credit facility or find a replacement facility, the Fund may need to liquidate portfolio securities in an amount necessary to repay the facility.

Note 8 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 - RECENT ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued Statement of Financial Accounting Standards No.161 ("SFAS No.161"),"Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to under-stand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No.161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:
On February 2, 2009, the Board of Trustees declared a quarterly dividend of $0.24 per common share. The dividend is payable February 27, 2009 to shareholders of record on February 13, 2009.

20 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Fund's custodian and brokers or by other applicable auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison/Claymore Covered Call & Equity Strategy Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
February 18, 2009

                                          Annual Report | December 31, 2008 | 21

MCN | MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

SUPPLEMENTAL INFORMATION | (UNAUDITED)

FEDERAL INCOME TAX INFORMATION
Qualified dividend income of as much as $3,215,174 was received by the Fund through December 31,2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $3,184,763 of investment income qualifies for dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on July 22, 2008. Holders of the Fund's common shares of beneficial interest, par value $0.01 per share ("Common Shares") voted on the election of Class I Trustees.

Voting results with respect to the election of Class I Trustees by holders of Common Shares are set forth below:

                                                      # OF SHARES   # OF SHARES
NAME                                                     IN FAVOR      WITHHELD
--------------------------------------------------------------------------------
Randall C. Barnes                                      16,646,687       313,951
Frank E. Burgess                                       16,636,380       324,258

The terms of the following Trustees of the Fund did not expire in 2008:Philip E. Blake, Nicholas Dalmaso, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence Wheeler.

TRUSTEES
The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

                                                                                   NUMBER OF
NAME, ADDRESS*, YEAR OF      TERM OF OFFICE**    PRINCIPAL OCCUPATION DURING       PORTFOLIOS IN THE
BIRTH AND POSITION(S) HELD   AND LENGTH OF       THE PAST FIVE YEARS AND           FUND COMPLEX***        OTHER DIRECTORSHIPS
WITH REGISTRANT              TIME SERVED         OTHER AFFILIATIONS                OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes            Since 2004          Private Investor                            43           None.
Year of birth: 1951                              (2001-present). Formerly,
Trustee                                          Senior Vice President and
                                                 Treasurer, PepsiCo, Inc.
                                                 (1993-1997), President, Pizza
                                                 Hut International (1991-1993)
                                                 and Senior Vice President,
                                                 Strategic Planning and New
                                                 Business Development
                                                 (1987-1990) of PepsiCo, Inc.
                                                 (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Philip E. Blake              Since 2004          Private investor; Managing                   1           Director, Madison
Year of birth: 1944                              Partner of Forecastle Inc.                               Newspapers, Inc.,
1 South Pinckney Street                          (2000-present).                                          Forecastle, Inc, Nets,
Suite 501                                                                                                 Inc. Trustee, the Mosaic
Madison, WI 53703                                                                                         family of mutual funds and
Trustee                                                                                                   Madison Strategic Sector
                                                                                                          Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
James R. Imh off, Jr.        Since 2004          Chairman and CEO of First                    1           Director, Park Bank.
Year of birth: 1944                              Weber Group.                                             Trustee, the Mosaic family
5250 East Terrace Drive                                                                                   of mutual funds and
Madison, WI 53718                                                                                         Madison Strategic Sector
Trustee                                                                                                   Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg             Since 2004          Partner of Nyberg & Cassioppi,              46           None.
Year of birth: 1953                              LLC, a law firm specializing
Trustee                                          in corporate law, estate
                                                 planning and business
                                                 transactions (2000-present).
                                                 Formerly, Executive Vice
                                                 President, General Counsel and
                                                 Corporate Secretary of Van
                                                 Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.        Since 2004          Retired. Formerly, Vice                     43           None.
Year of birth: 1958                              President, Manager and
Trustee                                          Portfolio Manager of Nuveen
                                                 Asset Management (1998-1999),
                                                 Vice President of Nuveen
                                                 Investment Advisory Corp.
                                                 (1992-1999),Vice President and
                                                 Manager of Nuveen Unit
                                                 Investment Trusts (1991-1999),
                                                 and Assistant Vice President
                                                 and Portfolio Manager of
                                                 Nuveen Unit Investment Trusts
                                                 (1988-1999), each of John
                                                 Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Lorence Wheeler              Since 2004          Formerly, President of Credit                1           Director, Grand Mountain
Year of birth: 1938                              Union Benefits Services, Inc.                            Bank FSB. Trustee, the
135 Sunset Blvd.                                 and Pension Specialist for                               Mosaic family of mutual
Tabernash, CO 80478                              CUNA Mutual Group.                                       funds and Madison
Trustee                                                                                                   Strategic Sector Premium
                                                                                                          Fund.
------------------------------------------------------------------------------------------------------------------------------------

22 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | Supplemental INFORMATION (unaudited) continued

                                                                                  NUMBER OF
NAME, ADDRESS*, YEAR OF     TERM OF OFFICE**     PRINCIPAL OCCUPATIONS DURING     PORTFOLIOS IN THE
BIRTH AND POSITION(S)       AND LENGTH OF        THE PAST FIVE YEARS AND          FUND COMPLEX***         OTHER DIRECTORSHIPS
HELD WITH REGISTRANT        TIME SERVED          OTHER AFFILIATIONS               OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Burgess+           Since 2004           Founder, President and CEO of                1           Director, Capital
Year of birth: 1942                              Madison Investment Advisors,                             Bankshares, Inc.,
550 Science Drive                                Inc. (1974-present) and                                  Outrider Foundation,
Madison, WI 53711                                Madison Asset Management, LLC                            Inc., and Santa Barbara
Trustee and Senior                                                                                        Community Bankcorp.
Vice President                                                                                            Trustee, the Mosaic
                                                                                                          family of mutual funds
                                                                                                          and Madison Strategic
                                                                                                          Sector Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++          Since 2004           Attorney. Formerly, Senior                  45           None.
Year of birth: 1965                              Managing Director and Chief
Trustee                                          Administrative Officer
                                                 (2007-2008) and General
                                                 Counsel (2001-2007) of
                                                 Claymore Advisors, LLC and
                                                 Claymore Securities, Inc.
                                                 Formerly, Assistant General
                                                 Counsel, John Nuveen and Co.,
                                                 Inc. (1999-2000). Formerly,
                                                 Vice President and Associate
                                                 General Counsel of Van Kampen
                                                 Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees, unless otherwise noted:2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

      - Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      - Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Burgess is an "interested person"(as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund's Investment Manager.

++ Mr. Dalmaso is an "interested person"(as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of, and his equity ownership in the Fund's Adviser and certain of its affiliates.

                                          Annual Report | December 31, 2008 | 23

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | SUPPLEMENTAL INFORMATION continued

OFFICERS
The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS AND
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                         Advisors, LLC and Claymore Securities Inc. (2008-Present). Chief
Chief Executive Officer                                     Executive Officer of certain funds in the Fund Complex. Formerly,
                                                            Managing Director of Research, Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008              Senior Managing Director, General Counsel and Corporate Secretary
Year of birth: 1959                                         (2007-present) of Claymore Advisors, LLC and Claymore Securities, Inc.;
Chief Legal Officer                                         Chief Legal Officer of certain funds in the Fund Complex. Formerly,
                                                            Associate General Counsel (2000-2007) of NYSE Euronext, Inc. Formerly,
                                                            Archipelago Holdings, Inc. Senior Managing Director and Associate
                                                            General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in
                                                            the Enforcement Division (1989-1997) of the U.S. Securities and Exchange
                                                            Commission.
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2004              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                         Securities, Inc. (2005-present). Formerly, Chief Financial Officer
Chief Financial Officer,                                    (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors,
Chief Accounting                                            LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of
Officer and Treasurer                                       Henderson Global Funds and Operations Manager for Henderson Global
                                                            Investors (North America) Inc. (2002-2003); Managing Director,
                                                            FrontPoint Partners LLC (2001-2002)
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                Since 2006              Vice President, Assistant General Counsel of Claymore Group
Year of birth: 1971                                         Inc. (2006-present). Chief Compliance Officer and Clerk, The Preferred
Secretary                                                   Group of Mutual Funds (2005-2006); Chief Compliance Officer and
                                                            Secretary, Caterpillar Investment Management Ltd. (2005-2006);
                                                            Securities Counsel, Caterpillar, Inc. (2004-2006); Associate, Skadden,
                                                            Arps, Slate, Meagher & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
Jay Sekelsky                        Since 2004              Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                           of Madison Asset Management, LLC; Vice President of Funds in the Mosaic
Madison, WI 53711                                           family of funds and Madison Strategic Sector Premium Fund.
Year of birth: 1959
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Kay Frank                           Since 2004              Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                           of Madison Asset Management, LLC; President of Funds in the Mosaic
Madison, WI 53711                                           family of funds and President of Madison Strategic Sector Premium Fund.
Year of birth: 1960
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Stephen Share                       Since 2006              Vice President, Madison Asset Management, LLC (2004-present); Investment
550 Science Drive                                           Analyst, University of Wisconsin Foundation (2003-2004); Research
Madison, WI 53711                                           Analyst, Ark Asset Management (1999-2002).
Year of birth: 1967
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Greg Hoppe                          Since 2008              Vice President of Madison Mosaic, LLC; Vice President of Madison Asset
Year of birth: 1969                                         Management LLC
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President-Fund Compliance Officer of Claymore Advisors, LLC (Feb
Year of birth: 1957                                         2006-present). Previously, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                    of Harris Investment Management, Inc. (2003-2006). Director-Compliance
                                                            of Harris direct LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers, unless otherwise noted:2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 | Annual Report | December 31, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment PLAN | (Unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

                                          Annual Report | December 31, 2008 | 25

                     (This page is intentionally left blank)

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Philip E. Blake

Frank Burgess*

Nicholas Dalmaso**

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS
J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief
Accounting Officer and Treasurer

Frank Burgess
Senior Vice President

Matthew Patterson
Secretary

Jay Sekelsky
Vice President

Kay Frank
Vice President

Stephen Share
Vice President

Greg Hoppe
Vice President

Bruce Saxon
Chief Compliance Officer

INVESTMENT MANAGER
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711

INVESTMENT ADVISER
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, IL 60532

ADMINISTRATOR
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, IL 60532

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Vedder Price P.C.
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND FOR SHAREHOLDERS
The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND?
      o     If your shares are held in a Brokerage Account, contact your Broker.

      o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

            The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30,is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

                                          Annual Report | December 31, 2008 | 27

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

About the FUND MANAGER |

MADISON ASSET MANAGEMENT, LLC
Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $7 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

INVESTMENT PHILOSOPHY
MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

INVESTMENT PROCESS
The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1. BUSINESS MODEL. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. MANAGEMENT. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. PROPER VALUATION. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund's calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 02/09

                                                                          MCN
                                                                         LISTED
                                                                         NYSE(R)

                                                                     MCN-AR-1208

           NOT FDIC - INSURED | NOT BANK - GUARANTEED | MAY LOSE VALUE

ITEM 2.  CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (b)  No information need be disclosed pursuant to this paragraph.


     (c) During the registrant's fiscal year ended December 31, 2008, the Code of Ethics was not amended.


     (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

     (e)  Not applicable.

     (f)  (1) The registrant's Code of Ethics is attached hereto as an exhibit.

          (2)  Not applicable.

          (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,500 for the fiscal year ending December 31, 2008, and $48,000 for the fiscal year ending December 31, 2007.

     (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) were $0 for the fiscal year ending December 31, 2008 and $0 for the fiscal year ending December 31, 2007.

     (c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,500 for the fiscal year ending December 31, 2008 and $6,200 for the fiscal year ending December 31, 2007.

     (d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0 for the fiscal year ending December 31, 2008 and $0 for the fiscal year ending December 31, 2007.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.


     (e)  Audit Committee Pre-Approval Policies and Procedures.

         (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

   IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

   IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant was $6,500 for the fiscal year ending December 31, 2008 and $6,200 for the fiscal year ending December 31, 2007.

     (h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of: Randall C. Barnes, Philip E. Blake, James R. Imhoff, Jr., Ronald
A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler.

     (b) Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the "Investment Manager"). The Investment Manager's proxy voting policies and procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a) (1) Frank E. Burgess, the President and founder of Madison Investment Advisors, Inc., is responsible for the day-to-day management of the registrant's portfolio. The Investment Manager is a wholly owned subsidiary of Madison Investment Advisors, Inc.

     (a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, Mr. Burgess was involved in the management of the following accounts:

                                                                               MATERIAL CONFLICTS OF
                                                                                 INTEREST THAT MAY
                                                                                ARISE IN CONNECTION
                                                                                 WITH THE MANAGER'S
                                                                                 MANAGEMENT OF THE
                                                                                TRUST'S INVESTMENTS
NAME OF      CATEGORY OF OTHER         NUMBER MANAGED        TOTAL ASSETS      AND THE INVESTMENTS OF
MANAGER      ACCOUNTS MANAGED           IN CATEGORY          IN CATEGORY         THE OTHER ACCOUNTS
----------   -----------------      --------------------  ----------------    -------------------------
Frank        Registered             3* (including the*    $    214,364,000    None identified. One of
Burgess      investment             registrant)                               the four funds managed by
             companies                                                        Mr. Burgess, the Madison
                                                                              Mosaic Equity Trust
                                                                              ("MADOX"), has investment
                                                                              strategies similar to
                                                                              the registrant. MADOX
                                                                              contains a fulcrum fee
                                                                              that rewards Madison Asset
                                                                              Management, LLC ("MAM")
                                                                              if MADOX outperforms
                                                                              the BXM Index and
                                                                              penalizes MAM for
                                                                              underperforming the index.
                                                                              As of the date of this
                                                                              filing, MADOX assets were
                                                                              approximately $4 million.
                                                                              MAM's compliance program
                                                                              includes procedures to
                                                                              monitor trades by MADOX,
                                                                              the registrant and other

                                                                              funds managed by the
                                                                              portfolio manager.


             Other pooled           0                     $      0            None identified.
             investment vehicles

             Other accounts         None                  Not                 None identified
                                                          applicable

* Except as disclosed above with regard to MADOX, the advisory fee was not based on the performance of any of these accounts.

(a)(3) Compensation.

All compensation is measured and paid on an annual, calendar year basis. The portfolio manager is a majority owner of the Investment Manager and does not receive "incentive" compensation.

                                                                                DIFFERENCE IN METHODOLOGY
                                                                                  OF COMPENSATION WITH
                        STRUCTURE OF COMPENSATION                                 OTHER ACCOUNTS MANAGED
                             FOR  MANAGING                                        (RELATES TO THE "OTHER
NAME OF                   MOSAIC EQUITY TRUST                                    ACCOUNTS" MENTIONED IN THE
MANAGER                        PORTFOLIOS                 SPECIFIC CRITERIA             CHART ABOVE)
---------------       -------------------------------     -----------------     ---------------------------
Frank Burgess         The Investment Manager believes     Not                   None. Compensation is based
                      investment professionals should     applicable.           on the entire employment
                      receive compensation for the                              relationship, not based on
                      performance of their client's                             the performance of any single
                      accounts, their individual                                account or type of account.
                      effort, and the overall
                      profitability of the firm. The
                      manager is a controlling
                      shareholder of Madison
                      Investment Advisors, Inc. and
                      participates in the overall
                      profitability of the firm
                      through his individual ownership
                      in the firm. Madison Investment
                      Advisors, Inc. also offers an
                      Employee Stock Ownership Plan
                      (ESOP) in which all employees
                      are eligible to participate in
                      after one year

                      of employment. The Investment
                      Manager believes its portfolio
                      managers' goals are aligned
                      with those of long-term
                      investors, recognizing client
                      goals to outperform over the
                      long-term, rather than
                      focused on short-term
                      performance contests.

(a) (4) Ownership of Securities.

As of December 31, 2008, the portfolio manager beneficially owned the following amounts of the registrant:

NAME OF MANAGER                      NAME OF REGISTRANT                  RANGE OF OWNERSHIP INTEREST
---------------         --------------------------------------       -----------------------------------
Frank Burgess           Madison/Claymore Covered Call & Equity               $100,001 - $500,000
                        Strategy Fund

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 20, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on June 25, 2008, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)    Madison Asset Management, LLC Proxy Voting Policies

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:      /s/ J. Thomas Futrell
         ---------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         ---------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 5, 2009

By:      /s/ Steven M. Hill
         ---------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 5, 2009